Convertible Debt (Details) - USD ($)	Sep. 30, 2016	Jun. 30, 2016	Jun. 30, 2015
Schedule of convertible debt
Convertible notes payable, annual interest rate of 10%, due dates range from May 2010 to February 2019 and convertible into common stock at a rate of $0.06 to $1.00 per share.	$ 7,947,923	$ 8,625,015	$ 2,899,385
Convertible note payable, annual interest rate of 10%, convertible into common stock at a rate of $1.00 per share and due July 2017.	750,000	750,000	750,000
Unamortized prepaid financing costs	(1,080,924)	(1,287,109)	(457,886)
Unamortized warrants discount to notes	(292,694)	(363,663)
Unamortized debt discount	(1,127,172)	(1,308,872)	(78,556)
Convertible debt	6,197,133	6,415,371	3,112,943
Less current portion	(4,928,968)	(609,905)	(999,385)
Convertible debt, net of current portion and debt discount	$ 1,268,165	$ 5,805,466	$ 2,113,558